EXHIBIT 2.3

                FIRST AMENDMENT TO THE AGREEMENT

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                         FIRST AMENDMENT

                               TO

                      PLAN AND AGREEMENT OF
                    CONSOLIDATION AND MERGER

                              AMONG

                  BUSINESS & PROFESSIONAL BANK

                               AND

                       WEST COAST BANCORP

                               AND

                 SACRAMENTO FIRST NATIONAL BANK





                  Dated as of November 16, 1994

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          This First Amendment to Plan and Agreement of
Consolidation and Merger ("First Amendment") is entered as of this 16th day of November, 1994 among Business & Professional Bank, a California state-chartered bank ("Buyer"), West Coast Bancorp, a California corporation ("Seller"), and Sacramento First National Bank, a national banking association ("Bank"), and amends that certain Plan and Agreement of Consolidation and Merger (the "Agreement") dated as of June 22, 1994 by and among Buyer, Seller and Bank.


                            RECITALS

          A. Buyer, Seller and Bank entered into the Agreement which provides that (i) Buyer will form a California state-chartered bank as a wholly-owned subsidiary of Buyer ("MergerSub"), (ii) MergerSub will be consolidated with Bank under Bank's national banking association charter (the "Consolidation"), and the stockholders of record of Bank at the effective time of such consolidation will receive, in exchange for their shares of Bank common stock, the consideration specified in the Agreement and (iii) immediately after consummation of the Consolidation, the resulting consolidated association will be merged with and into Buyer and Buyer shall be the surviving corporation.

          B. In connection with Bank's settlement with the U.S. Department of the Treasury (the "Treasury") relating to the Bank not filing certain transaction reports as required by the Bank Secrecy Act (the "BSA"), the Treasury has requested that the parties execute this First Amendment.

          C. In connection with the foregoing, the parties desire to make certain other amendments to the Agreement and the exhibits thereto.

          D. Capitalized terms used but not defined herein have the meanings ascribed to them in the Agreement.


          Accordingly, the parties hereto agree as follows:

          1. Article V of the Agreement is hereby amended by inserting the following as Section 5.27 thereof:

               "5.27     "Compliance Examinations."  Buyer hereby
agrees (1) on or about three months after consummation of the Consolidation to cause a comprehensive external audit to be conducted of the Surviving Corporation's Bank Secrecy Act ("BSA") compliance, as prescribed by the FDIC; (2) to make all necessary arrangements to subject the Surviving Corporation to a full scope examination of BSA compliance, by the FDIC, six months after consummation of the Consolidation; and (3) to provide to the Treasury the results of the external audit and FDIC examination of the Surviving Corporation's BSA Compliance and a list of
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corrective actions taken or planned to rectify any deficiencies noted in either the audit or examination."

          2. Section 5.26 of the Agreement is hereby amended and restated in its entirety to read as follows:

               "5.26     "Disposition of Bank's Employee Benefit
Plans." Bank or Seller shall take any actions necessary or reasonably requested by Buyer to cause, on or before the Closing Date, the termination of all of the employee benefit plans maintained by Bank and the termination of Bank's participation in employee benefit plans maintained by Seller, including Seller's 401(k) Plan, which cover Bank's employees; provided, however, that all Transferred Employees who are participants of Seller's 401(k) Plan immediately prior to the Closing Date shall cease participation in such Plan as of the Closing Date. Any distribution made by Seller to the Transferred Employees on account of the Transactions contemplated hereby shall be made in accordance with Treasury Regulation Section 1.401(k)-1(d)(4). Seller shall maintain responsibility for the administration of the Transferred Employees' accounts under Seller's 401(k) Plan until Seller has distributed all benefits under such Plan to the Transferred Employees, and Buyer shall have no responsibility or liability therefor."

          3. "Exhibit B" to the Agreement is hereby amended and restated in its entirety so as to read as set forth in Attachment 1 hereto.

          4. Except as otherwise amended hereby, the provisions of the Agreement shall remain in full force and effect.

          5. This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement.

/ / /

/ / /

/ / /
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          6.   This Amendment shall be governed by the laws of
the State of California without taking into account provisions regarding choice of law.

          IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first above written.

BUSINESS & PROFESSIONAL BANK,
a California state-chartered
bank



By:  /s/  Michael F. Burkhart
     Michael F. Burkhart,
     President



SACRAMENTO FIRST
    NATIONAL BANK,
a national banking association



By:  /s/  John F. McGrath
     John F. McGrath,
President



WEST COAST BANCORP,
a California corporation



By:  /s/  John Joseph
     John Joseph, President

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                          ATTACHMENT 1




Number of                               San Francisco, California
Contingent Payments                           _____________, 1994
Evidenced Hereby:   _____________.




                    CONTINGENT  PAYMENT RIGHT

          Business & Professional Bank, a California state-chartered bank ("Bank"), hereby promises to pay to _________________________ ("Holder"), or Holder's assigns, a cash payment in an amount equal to the Contingent Payment(s) evidenced hereby, all in accordance with the terms of Section 1.2(d) of that certain Plan and Agreement of Consolidation and Merger dated as of June 22, 1994 by and among Bank, Westcoast Bancorp and Sacramento First National Bank (the "Agreement") and "Schedule 1.2(d)" thereto, the terms and conditions of which Schedule are set forth in full on the reverse side hereof. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

          This Contingent Payment Right evidences the right to receive _____________ Contingent Payments.

          [THE CONTINGENT PAYMENTS TO BE MADE HEREUNDER ARE
SUBJECT TO A RIGHT OF SET-OFF IN FAVOR OF BANK PURSUANT TO
SECTION 8.6 OF THE AGREEMENT.] [For inclusion in Seller's certificate only]

     THE RIGHT TO RECEIVE PAYMENT OF ANY FUNDS HEREUNDER IS SUBJECT TO THE SATISFACTION OF CERTAIN CONTINGENCIES. THERE CAN BE NO ASSURANCE THAT SUCH CONTINGENCIES WILL BE SATISFIED, AND AS A RESULT, THAT ANY AMOUNTS WILL BECOME DUE AND PAYABLE TO THE HOLDER HEREOF PURSUANT TO THE TERMS HEREOF.

     This Contingent Payment Right is subject to all of the terms and conditions contained in the Agreement, including those set forth on the reverse side hereof. A copy of the Agreement may be inspected at the offices of Bank at
______________________________.
                         A-84
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                                     BUSINESS & PROFESSIONAL BANK



Attest:  _______________________
By:____________________________
               , Secretary           Michael F. Burkhart,
President


                  [REVERSE SIDE OF CERTIFICATE]


     This Contingent Payment Right evidences the right to receive the Contingent Payment(s) evidenced hereby, all as defined and determined in accordance with Section 1.2(d) of and "Schedule
1.2(d)" to the Agreement.

     Section 1.2(d) of the Agreement defines a Contingent Payment as "an additional payment in cash of an amount equal to the quotient of (i) 50% of the Unutilized Closing Reserve determined in accordance with "Schedule 1.2(d)" ... up to a maximum of $1,000,000, divided by (ii) the Outstanding Shares, together with interest thereon, compounded annually, at the annual rate of four percent (4%) in excess of the average weekly interest rate from time to time prevailing for one-year Treasury bills, such interest to accrue from the Initial Computation Date to but excluding the payment date."

     "Schedule 1.2(d)" of the Agreement provides in pertinent part as follows:

     "1.1 "General". For purposes of computing the aggregate amount of the payment payable by Buyer pursuant to the Contingent Payment Right delivered to the Stockholders pursuant to Section 1.2(d) of the Agreement, the Unutilized Closing Reserve shall mean $3,038,000 less the sum of (a) the amount of any Net Charge-Offs plus (b) the amount of any Residual Reserve, in each case, as of the applicable Computation Date, determined in accordance with the provisions hereof.

     "1.2 "Calculation and Procedure".

          (a) Buyer shall calculate the Unutilized Closing Reserve as of the Initial Computation Date (or other Computation Date) and, within ten (10) business days after the Initial Computation Date (or other Computation Date), shall deliver to the Representative a certificate setting forth in such detail as may reasonably be requested by the Representative such calculation, including, but not limited to, (i) a list of all Bank Loans reflected on the books and records of Buyer as of the Computation Date, (ii) the Recorded Book Value of all Bank Loans as of December 31, 1993 (which shall be the amounts reflected in "Schedule 9.15" to the Agreement),
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               (iii) the Recorded Book Value of all Bank Loans
               was renewed since the six-month anniversary of the Closing Date and, if so, the classification assigned by Buyer to such Bank Loan at the time of such renewal (which classification shall be assigned in accordance and consistent with Buyer's policies for assigning classifications to the remainder of its loan portfolio and real estate owned), (v) the classification and reserve, if any, assigned to each such Bank Loan as of the Computation Date (which classification and reserve shall be assigned in accordance and consistent with Buyer's policies for assigning classifications and reserves to the remainder of its loan portfolio and real estate owned),
               (vi) the classification and reserve, if any, assigned to each such Bank Loan as of the Computation Date (which classification and reserve shall be assigned in accordance and consistent with Buyer's policies for assigning classifications and reserves to the remainder of its loan portfolio and real estate owned),
               (vi) the amount of the Net Charge-Offs, (including Write-Downs, Net Proceeds and Recoveries) with respect to each Bank Loan from December 31, 1993 to the Computation Date and the aggregate amount of such Net Charge-Offs during such period, and
               (vii) the Residual Reserve for the Bank Loans on an individual and aggregate basis as of such Computation Date.

          (b) The representative shall have a period of 30 business days after receipt of Buyer's analysis to review the analysis and Buyer's calculation of the Unutilized Closing Reserve. During such period, the Representative and its accountants and other agents shall have full access to the loan files and other papers of Buyer relating to the Bank Loans and other loans and real estate owned of Buyer or used in connection with Buyer's preparation of the analysis and its calculation of the Unutilized Closing Reserve. If the Representative shall not have objected, in writing, within such 30-business day period, to the amount of Buyer's proposed Unutilized Closing Reserve, which objection shall identify the basis of the objection and any adjustments to the Unutilized Closing Reserve initially proposed by Buyer, then Buyer's calculation of the Unutilized Closing Reserve shall be final and binding and such Unutilized Closing Reserve shall be the Unutilized Closing Reserve for purposes of
               Section 12.(d) of the Agreement. If, however, the Representative shall deliver such written objection to Buyer within such 30-business day period, Buyer shall notify the Representative of its approval or disapproval of the Representative's proposed adjustments to Buyer's calculation of the Unutilized Closing Reserve, any disapproval to be contained in a written objection delivered to the Representative within 15 business days of Buyer's receipt of the Representative's written objection. If Buyer shall fail to notify the Representative in writing within such 15-business day period of its approval or disapproval of such proposed adjustments, the
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               Representative's proposed adjustments shall be
               made and Buyer's proposed Unutilized Closing
               Reserve as so adjusted shall be final and binding upon all parties and shall be the Unutilized Closing Reserve for purposes of the Agreement.

          (c) If Buyer shall notify the Representative in writing of its disapproval of such proposed adjustments within the 15-business day period set forth in paragraph (b) above, the parties shall defer calculation of the Unutilized Closing Reserve until the fourth anniversary of the Closing Date, at which time the parties shall employ the same procedure used on the Initial Computation Date to calculate the Unutilized Closing Reserve as of such later Computation Date. If Buyer again notifies the Representative in writing of its disapproval of the Representative's proposed adjustments to Buyer's calculation of the Unutilized Closing Reserve within the applicable period, the parties shall defer calculation of the Unutilized Closing Reserve until the fifth anniversary of the Closing Date and shall employ the same procedure used on the Initial Computation Date to calculate the Unutilized Closing Reserve as of such later Computation Date.

          (d) If Buyer again notifies the Representative in writing of its disapproval of the Representative's proposed adjustments to Buyer's calculation of the Unutilized Closing Reserve within the applicable period, the dispute shall be settled by arbitration in accordance with the then prevailing Arbitration Rules of the American Arbitration Association and judgment upon the award rendered in the arbitration shall be final and binding upon all parties and may be entered in any court having jurisdiction. The fees and expenses of the arbitrators shall be borne equally by Buyer and the holders of the Contingent Payment Right and, in the case of such holders, shall be offset against the amount payable to such holders under the Contingent Payment Right.

          (e) Within ten business days after the date the Utilized Closing Reserve is finally determined pursuant to the provisions hereof, Buyer shall deposit with the Exchange and Paying Agent funds equal to the Contingent Payment for payment to the holders of the Contingent Payment Right as of a specified date (the "Record Holders"). In addition, to the extent Buyer receives any Additional Recoveries with respect to Bank Loans within the one-year period following the last Computation Date resorted to by the parties, Buyer shall, within ten business days after the expiration of such one-year period, deposit with the Exchange and Paying Agent for payment to the Record Holders an amount of funds equal to (i) the amount of the Contingent Payment that would have been payable as of the

                    A-87
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               expiration of such one-year period, after taking
               into account such Additional Recoveries, less
               (ii) the Contingent Payment actually paid to the Record Holders pursuant to the terms hereof provided that no interest shall accrue on the amount of the Additional Recoveries.

     "1.3 "Definitions". For purposes of this Schedule, the following terms shall have the meanings ascribed to them:

          (a) "ADDITIONAL RECOVERIES" shall mean the sum of (i) for any Bank Loans (including real estate owned) that are disposed of after the last Computation Date and on or prior to the first anniversary of the Last Computation Date (the "Additional Recovery Period") the excess, if any, of the Net Proceeds received by Buyer upon the disposition of such Bank Loans over the Recorded Book Value of such Bank Loans as of such date plus (ii) for any Bank Loans for which there have been Gross Charge-Offs (as defined in 1.3(c)) prior to the Last Computation Date, the amount of such Gross Charge-Offs that is recovered by Buyer (other than any amount recovered pursuant to clause (i)), by repayment or otherwise, prior to the expiration of the Additional Recovery Period.

          (b) "BANK LOANS" shall have the meaning ascribed to it in the Agreement; provided that any Bank Loan that is renewed by Buyer any time after the expiration of the six-month period following the Closing shall no longer be deemed a Bank Loan, in a manner in accordance and consistent with Buyer's policies for assigning classifications to the remainder of its loan portfolio and real estate owned, internally classify such Bank Loan as "Special Mention," "Substandard," "Doubtful" or "Loss."

          (c)  "NET CHARGE-OFFS" as of any date shall mean
               (i) the sum of (A) for any Bank Loan (including any real estate owned) that is disposed of after December 31, 1993 and on or prior to the applicable Computation Date, the excess of the Recorded Book Value of such Bank Loan as of such date, if any, over the Net Proceeds received by Buyer upon the disposition of such Bank Loan, plus
               (B) for any Bank Loan written down or charged off after December 31, 1993 and on or prior to the applicable Computation Date, the amount of such writedown or charge off ("Write Downs") (the sum of (i)(A) and (i)(B) shall be referred to herein as "Gross Charge-Offs"), less (ii) the sum of (A) for any Bank Loan (including real estate owned) that is disposed of after December 31, 1993 and on or prior to the applicable Computation Date, the excess, if any, of the Net Proceeds received by Buyer upon the disposition of such Bank Loan over the Recorded Book Value of such Bank Loan as of such date plus (B) for any Bank Loan for which there has been a Gross Charge-Off

                    A-88

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               that is recovered by Buyer (other than any amount
               recovered pursuant to clause (ii)(A)), by repayment or otherwise, prior to such Computation
               Date (the sum of (ii)(A) and (ii)(B) shall be referred to herein as "Recoveries").

          (d) "COMPUTATION DATE" shall mean, as applicable, the third, fourth or fifth anniversary of the Closing
               Date.

          (e) "INITIAL COMPUTATION DATE" shall mean the third anniversary of the Closing Date.

          (f) "NET PROCEEDS" with respect to any sale or disposition of a Bank Loan (including real estate owned) shall mean the gross proceeds from such sale or disposition, less all out-of-pocket transaction costs reasonably incurred by Buyer in connection with such sale or disposition, including, without limitation, all sales and/or brokerage commissions, legal fees, transfer and other taxes, title insurance, escrow and recording costs, and credits for security deposits and the like reasonably incurred or given by Buyer in connection therewith.

          (g) "RECORDED BOOK VALUE" of any Bank Loan as of a particular date shall mean the amount of such Bank Loan (including, in the case of a loan commitment, the amount of such commitment) as shown on the books of the Bank at December 31, 1993 and reflected in SCHEDULE 9.15 to the Agreement,
               (i) plus, as appropriate, the amount of any additional advances made by Buyer in an attempt to work out such Bank Loan, and (ii) less the sum of
               (A) the amount of any principal paid thereon and
               (B) the amount of any Write Downs thereof, in each case, during the period from December 31, 1993 to the specified date.

          (h) "RESIDUAL RESERVE" as of any date shall mean the reserves assigned by Buyer to the Bank Loans, on an individual and/or aggregate basis, in accordance and consistent with Buyer's policies for assigning reserves to the remainder of Buyer's loan portfolio and real estate owned."

                    A-89

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